NOMURA ETF TRUST
(the “Trust”)

Supplement to the July 29, 2025 Summary Prospectus and Statutory Prospectus

for each fund of the Trust (each, a “Fund”), as supplemented

(the “Prospectuses”)

This Supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses. Capitalized terms not otherwise defined in this Supplement have the same meaning as in the Prospectuses.

Effective as of December 1, 2025, all references to etf.macquarie.com as the Trust website are hereby deleted and replaced with the following:

global.nomuraassetmanagement.com/investments/etf

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check (if applicable).

Please keep this Supplement for future reference.

This Supplement is dated December 12, 2025.